UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012 (August 7, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On August 7, 2012, Gaylord Entertainment Company (the “Company”) held a conference call to discuss the Company’s results for the quarter ended June 30, 2012. During the conference call, the Company’s previously announced plan to restructure the Company’s business operations to facilitate the qualification of the Company as a real estate investment trust (“REIT”) for federal income tax purposes (the “REIT Conversion”) and the Company’s previously announced agreement with Marriott International, Inc. (“Marriott”) to sell the Gaylord Hotels brand and rights to manage the Company’s Gaylord Hotels properties to Marriott for $210,000,000 in cash (the “Sale Transaction”) were discussed. A transcript of the portion of the conference call addressing the REIT Conversion and Sale Transaction is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This communication contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current information. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Such factors include those described in the Company’s filings made from time to time with the Securities and Exchange Commission, including those described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and those associated with the REIT conversion following the consummation of the Sale Transaction, including the failure to receive, on a timely basis or otherwise, the required approvals of the Company’s stockholders; the Company’s expectation to elect and qualify for REIT status and the timing and effect of that election; the Company’s ability to remain qualified as a REIT; the form, timing and amount of the special earnings and profits distribution and receipt of a private letter ruling from the Internal Revenue Service with respect thereto; the Company’s and Marriott’s ability to consummate the sale; operating costs and business disruption may be greater than expected; and the Company’s ability to realize cost savings and revenue enhancements from the proposed REIT Conversion. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by the Company to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. Granite Hotel Properties, Inc. (“Granite”) and the Company have filed with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus which describes the Company’s plans to qualify as a REIT for federal income tax purposes following the consummation of the Sale Transaction and the contemplated merger of the Company with and into Granite to facilitate the REIT election. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus will be mailed to stockholders of the Company who hold shares of the Company’s common stock on the record date to be determined by the Company. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND REIT CONVERSION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov or the Company’s website at www.gaylordentertainment.com. In addition, stockholders may obtain free copies of the documents by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger and REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and REIT conversion is contained in the proxy statement/prospectus filed with the SEC.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Transcript of Portion of Conference Call held on August 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: August 7, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Transcript of Portion of Conference Call held on August 7, 2012